SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

Evergreen High Grade Municipal Bond Fund, Evergreen Intermediate Municipal Bond Fund, Evergreen Municipal Bond Fund, Evergreen Strategic Municipal Bond Fund (together, the “Funds”)

Effective immediately, the Funds’ Class A sales charge table in the section of the Funds’ prospectuses entitled “How to Choose the Share Class That Best Suits You” is revised as follows:

Your Investment	Sales Charge as a % of Offering Price[1,2]	Sales Charge as a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. The offering price includes the applicable front-end sales charge.

3. The Dealer Commission is generally paid from the sales charge you pay upon investing in the Fund.

February 21, 2007	578870 (2/07)